Exhibit 10.1

Execution Version

FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of July 14, 2017 and effective as of June 30, 2017, amends that certain Securities Purchase Agreement, dated as of October 31, 2016 (the “Agreement”), by and between American Midstream Partners, LP, a Delaware limited partnership (“AMID”), and Magnolia Infrastructure Holdings, LLC, a Delaware limited liability company (the “Purchaser”). Capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Agreement.

WHEREAS, the parties hereto have previously executed and delivered the Agreement;

WHEREAS, Section 7.3(b) of the Agreement provides that the Agreement may be amended, modified or supplemented in writing signed by AMID and the Purchaser; and

WHEREAS, AMID and the Purchaser wish to amend the Agreement in the manner set forth herein.

NOW, THEREFORE, in accordance with Section 7.3(b) of the Agreement, the parties hereto agree as follows:

1. Amendment to Section 5.6. Section 5.6 of the Agreement is hereby amended and restated in its entirety as follows:

“If the Series D Units remain outstanding at 5:00 p.m., New York City time, on August 31, 2017, AMID shall promptly, but in no event later than September 5, 2017, issue to the Purchaser the Warrant in the form attached hereto as Exhibit B.”

2. Amendment to the Partnership Agreement. The Purchaser, as the sole record holder of the Series D Units, hereby consents to and approves the adoption of Amendment No. 5 to the Fifth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP (the “Partnership Agreement”), substantially in the form attached hereto as Exhibit A-1, to be entered into and effectuated by the General Partner on the date hereof. Such consent and approval shall be deemed to satisfy any requirements for approval of a majority of the Outstanding Series D Preferred Units under Section 13.3(c) of the Partnership Agreement.

3. Waiver. The Purchaser hereby waives any prior breach or default under the Agreement in connection with AMID’s obligations under Section 5.6 of the Agreement.

4. Effect of the Amendment. Each Party acknowledges that this Amendment constitutes an amendment to the Agreement as contemplated by Section 7.3(b) of the Agreement. On or after the date hereof, any reference to the Agreement shall constitute a reference to the Agreement as amended hereby. Except as expressly modified or amended hereby, all terms and provisions of the Agreement shall continue in full force and effect, and any conflict between the terms set forth herein and in the Agreement shall be governed by the terms of this Amendment.

5. Governing Law. This Amendment will be construed in accordance with and governed by the laws of the State of New York.

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6. Execution of Amendment; Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

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IN WITNESS WHEREOF, the Parties have entered into this Amendment as of the date first written above, effective as of June 30, 2017.

American Midstream Partners, L.P.

By: American Midstream GP, LLC
Its: General Partner

By	/s/ Eric Kalamaras
Name:	Eric Kalamaras
Title:	Senior Vice President and Chief Financial Officer

[Signatures continued on next page.]

[Signature page to First Amendment to Securities Purchase Agreement]

Magnolia Infrastructure Holdings, LLC

By	/s/ Daniel R. Revers
Name:	Daniel R. Revers
Title:	President

Exhibit A-1

Amendment No. 5 to Fifth Amended and Restated Agreement of Limited Partnership of

American Midstream Partners, LP

[See attached.]

Execution Version

AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED AGREEMENT OF LIMITED

PARTNERSHIP OF

AMERICAN MIDSTREAM PARTNERS, LP

This Amendment No. 5 (this “Amendment”) to the Fifth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP (the “Partnership”), dated as of July 14, 2017, as amended by Amendment No. 1 to the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of May 1, 2016, as amended by Amendment No. 2 to the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of October 31, 2016, as amended by Amendment No. 3 to the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of March 8, 2017, and as amended by Amendment No. 4 to the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of May 25, 2017 (as so amended, the “Partnership Agreement”), is hereby adopted effective as of June 30, 2017 by American Midstream GP, LLC, a Delaware limited liability company (the “General Partner”), as general partner of the Partnership, pursuant to the authority granted to it in Section 13.1 of the Partnership Agreement. Capitalized terms used but not defined herein have the meaning given such terms in the Partnership Agreement.

WHEREAS, Section 13.1(g) of the Partnership Agreement provides, in part, that the General Partner, without the approval of any Partner, may amend any provision of the Partnership Agreement in connection with the creation, authorization or issuance of any class or series of Partnership Interests and options, rights, warrants, appreciation rights, tracking and phantom interests or other economic interests in the Partnership relating to Partnership Interests;

WHEREAS, Section 13.3(c) of the Partnership Agreement provides that, if the General Partner determines an amendment adversely affects one or more classes of Partnership Interest, as compared to other classes of Partnership Interests, in any material respect, such amendment shall only be required to be approved by the adversely affected class or classes;

WHEREAS, the Board of Directors of the General Partner has determined that the standards specified in Section 13.1(g) and Section 13.3(c) are satisfied with respect to the amendments to the Partnership Agreement to be made by this Amendment upon approval of Record Holders of a majority of Outstanding Series D Units;

WHEREAS, the Partnership and Magnolia Infrastructure Holdings, LLC (“MIH”) have entered into that certain First Amendment to the Securities Purchase Agreement dated the date hereof and effective as of June 30, 2017 (the “SPA Amendment”);

WHEREAS, MIH is the sole record holder of the Outstanding Series D Units and, pursuant to the SPA Amendment, has approved this Amendment; and

WHEREAS, the General Partner deems it in the best interests of the Partnership to effect this Amendment in order to effect amendments to the Partnership Agreement necessary to reflect the terms of the SPA Amendment.

NOW THEREFORE, the General Partner does hereby amend the Partnership Agreement as follows:

A.	Amendment. The Partnership Agreement is hereby amended as follows:

a.	Section 1.1 is hereby amended to amend and restate the following definitions in their entirety:

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“Series D Unit Purchase Agreement” means the Securities Purchase Agreement dated as of October 31, 2016, by and between the Partnership and MIH, as amended by the First Amendment to the Securities Purchase Agreement dated as of July 14, 2017.

“Series D Warrant Start Date” means August 31, 2017.

B.	Agreement in Effect. Except as hereby amended, the Partnership Agreement shall remain unchanged and unmodified and in full force and effect.

C.	Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of laws that would apply the laws of any other state.

D.	Severability. Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and legal.

E.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be any original, but such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above and effective as of June 30, 2017.

American Midstream Partners, LP

By: American Midstream GP, LLC, its General Partner

By:	/s/ Eric T. Kalamaras
Name:	Eric T. Kalamaras
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 5 to Limited Partnership Agreement.]